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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    FEBRUARY 10, 2005

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

                  TEXAS                  1-6402-1           74-1488375
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      (State or other jurisdiction     (Commission       (I.R.S. Employer
            of incorporation)          File Number)     Identification No.)

           1929 Allen Parkway Houston, Texas                  77019
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        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code    (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

On February 10, 2005, Service Corporation International issued a press release announcing that the Company had initiated a quarterly cash dividend of two and one-half cents per share of common stock. Also, the Company announced an increase in its share repurchase program authorizing the investment of an additional $100 million to repurchase its common stock. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Attached hereto as Exhibit 99.1 is a copy of Service Corporation's press release.

                99.1     Press Release, dated February 10, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2005                  Service Corporation International

                                   By:  /s/ Eric D. Tanzberger
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                                        Eric D. Tanzberger
                                        Vice President and Corporate Controller

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                                  EXHIBIT INDEX

EXHIBIT NO.
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Exhibit99.1       Press Release of Service Corporation International dated
                  February 10, 2005, announcing the initiation of a quarterly cash dividend of two and one-half cents per share of common stock. The Company also announced the increase its share repurchase program authorizing the investment of an additional $100 million to repurchase its common stock.